SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 22, 2002

Date of Report (Date of earliest event reported)

CIENA Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21969 (Commission File No.)	23-2725311 (IRS Employer Identification No.)

1201 Winterson Road, Linthicum, Maryland 21090
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(410) 865-8500

Not applicable

(Former name or former address, if changed since last report)

The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of CIENA Corporation (the “Company”) under the Securities Act of 1933.

ITEM 9. REGULATION FD DISCLOSURE.

     On August 22, 2002, CIENA Corporation’s Chief Executive Officer and President, Gary B. Smith, and Sr. Vice President and Chief Financial Officer, Joseph R. Chinnici, submitted the following;

1.     Sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

2.     Certifications required by Section 906 of the Sarbanes-Oxley Act.

The text of these statements and certifications is set forth on the following pages.

STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Joseph R. Chinnici, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of CIENA Corporation, and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company’s audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	Annual Report of CIENA Corporation on Form 10-K for the fiscal year ended October 31, 2001;
•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of CIENA Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and
•	any amendments to any of the foregoing.

Subscribed and sworn to before me this 22nd day of August, 2002.

/s/ Joseph R. Chinnici Joseph R. Chinnici Senior Vice President and Chief Financial Officer August 22, 2002	/s/ Carol S. Parker-Hines Notary Public My Commission Expires: March 23, 2003

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND
CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Gary B. Smith, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of CIENA Corporation, and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company’s audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	Annual Report of CIENA Corporation on Form 10-K for the fiscal year ended October 31, 2001;
•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of CIENA Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and
•	any amendments to any of the foregoing.

Subscribed and sworn to before me this 22nd day of August, 2002.

/s/ Gary B. Smith	/s/ Carol S. Parker-Hines
Gary B. Smith President and Chief Executive Officer August 22, 2002	Notary Public My Commission Expires: March 23, 2003

Written Statement of Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     The undersigned, the Chief Executive Officer and the Chief Financial Officer of CIENA Corporation (the “Company”), each hereby certifies that, to his knowledge, on the date hereof:

(a) the Report on Form 10-Q of the Company for the three months ended July 31, 2002 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

               /s/ Gary B. Smith

Gary B. Smith
President and Chief Executive Officer
August 22, 2002

               /s/ Joseph R. Chinnici

Joseph R. Chinnici
Senior Vice President and Chief Financial Officer
August 22, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIENA CORPORATION

Date: August 22, 2002	By:	/s/ Russell B. Stevenson, Jr. Russell B. Stevenson, Jr. Senior Vice President, General Counsel and Secretary